UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202-2686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 Par Value	RGLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On March 2, 2023, the Compensation, Nominating, and Governance Committee of the Board of Directors of Royal Gold, Inc., a Delaware corporation (the "Company"), approved new forms of Restricted Stock Award Agreements for employees and nonemployee directors; Restricted Stock Unit Agreements for employees and non-employee directors; and Performance Share Agreement for employees (together the “Award Agreements”). The Award Agreements incorporate amendments to update tax provisions, revise the timing of the delivery of stock, remove a forfeiture provision, and make minor edits. In addition, a notice provision applicable to Canadian employees was added to the Restricted Stock Unit Agreement and Performance Share Agreement.

The foregoing description of the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Award Agreements, copies of which are filed as Exhibits 10.1 to 10.5 to this report and are incorporated by reference into this Item 1.01.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	On March 2, 2023, the Board of Directors of Royal Gold, Inc., a Delaware corporation (the "Company"), approved amendments to the Amended and Restated Bylaws of the Company, effective March 2, 2023 (as amended, the "Amended and Restated Bylaws"). The Amended and Restated Bylaws incorporate amendments to the Company’s advance notice, proxy, and quorum and required vote provisions to address the adoption by the Securities and Exchange Commission of universal proxy rules.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1(a) to this report and is incorporated by reference into this Item 5.03(a).

(b)	On March 7, 2023, the Company filed a Certificate of Elimination of the Series A Junior Participating Preferred Stock (the “Series A Certificate of Elimination”) with the Secretary of State of the State of Delaware (the “Delaware SOS”) effecting the elimination of its Series A Junior Participating Preferred Stock. The Series A Certificate of Elimination eliminated the previous designation of shares of Series A Junior Participating Preferred Stock, none of which were outstanding at the time of filing, and, upon such elimination, caused such shares of the Series A Junior Participating Preferred Stock to resume their status as undesignated shares of preferred stock of the Company.

The foregoing description of the Series A Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the complete text of the Series A Certificate of Elimination, a copy of which is filed as Exhibit 3.1(b) to this report and is incorporated by reference into this Item 5.03(b).

(c)	On March 7, 2023, the Company filed a Certificate of Elimination of the Special Voting Preferred Stock (the “Special Voting Preferred Stock Certificate of Elimination”) with the Delaware SOS effecting the elimination of its Special Voting Preferred Stock. The Special Voting Preferred Stock Certificate of Elimination eliminated the previous designation of one share of Special Voting Preferred Stock and, upon such elimination, caused such share of the Special Voting Preferred Stock to resume its status as an undesignated share of preferred stock of the Company.

The foregoing description of the Special Voting Preferred Stock Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the complete text of the Special Voting Preferred Stock Certificate of Elimination, a copy of which is filed as Exhibit 3.1(c) to this report and is incorporated by reference into this Item 5.03(c).

(d)	On March 7, 2023, the Company filed a Certificate of Restatement of the Certificate of Incorporation (the “Certificate of Restatement”) with the Delaware SOS effecting the restatement of the Company’s Restated Certificate of Incorporation, as amended (the “Charter”). The Certificate of Restatement integrates all amendments duly approved by the Company’s stockholders and does not further amend the provisions of the Charter.

The foregoing description of the Certificate of Restatement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Restatement, a copy of which is filed as Exhibit 3.1(d) to this report and is incorporated by reference into this Item 5.03(d).

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1(a)*	Amended and Restated Bylaws of Royal Gold, Inc. (as of March 2, 2023)
3.1(b)*	Certificate of Elimination of the Series A Junior Participating Preferred Stock
3.1(c)*	Certificate of Elimination of the Special Voting Preferred Stock
3.2 (d)*	Certificate of Restatement of the Certificate of Incorporation
10.1▲*	Form of Restricted Stock Award Agreement for Employees under Royal Gold’s 2015 Omnibus Long-Term Incentive Plan
10.2▲*	Form of Restricted Stock Award Agreement for Nonemployee Directors under Royal Gold’s 2015 Omnibus Long-Term Incentive Plan
10.3▲*	Form of Restricted Stock Unit Agreement for Employees under Royal Gold’s 2015 Omnibus Long-Term Incentive Plan
10.4▲*	Form of Restricted Stock Unit Agreement for Nonemployee Directors under Royal Gold’s 2015 Omnibus Long-Term Incentive Plan
10.5▲*	Form of Performance Share Agreement for Employees under Royal Gold’s 2015 Omnibus Long-Term Incentive Plan
104*	Cover Page Interactive Data File (formatted as inline XBRL).

*	Filed or furnished herewith
▲	Identifies a management contract or compensation plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feb
Royal Gold, Inc.

Dated: March 8, 2023	By:	/s/ Laura B. Gill
		Name:	Laura B. Gill
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer

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